UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 19, 2006
ALDERWOODS GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-33277	52-1522627
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

311 Elm Street Suite 1000 Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (513) 768-7400
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On April 14, 2006, Alderwoods Group, Inc. (“Alderwoods”) filed with the United States Securities and Exchange Commission (the “SEC”) its preliminary proxy statement relating to its 2006 annual meeting of stockholders. Alderwoods currently intends to file its definitive proxy statement with the SEC and begin mailing the proxy statement to its stockholders on or about April 28, 2006, and to hold the annual meeting on June 15, 2006.
     As a result of this anticipated schedule, the deadline for submitting stockholder proposals for inclusion in Alderwoods’ proxy statement and form of proxy for the 2006 annual meeting has been extended to April 24, 2006. In addition, pursuant to Alderwoods’ bylaws, any stockholder desiring to bring business before the annual meeting in a form other than a proposal to be included in Alderwoods’ proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 must give written notice to Alderwoods, addressed to Alderwoods’ Secretary at 311 Elm Street, Suite 1000, Cincinnati, Ohio 45202-2706, no later than April 29, 2006.
     Alderwoods will notify investors of any changes to the above dates if Alderwoods is unable to mail its proxy statement to stockholders on or about April 28, 2006.
* * *
Additional Information
     In connection with the proposed transaction, Alderwoods filed a preliminary proxy statement with the SEC on April 14, 2006. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the proxy statement, as well as other filings containing information about Alderwoods and SCI, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the proxy statement and other filings made by the Alderwoods with the SEC can also be obtained, free of charge, by directing a request to Alderwoods Group, Inc., 311 Elm Street, Suite 1000, Cincinnati, Ohio 45202, Attention: Corporate Secretary. Filings made by SCI with the SEC can also be obtained, free of charge, by directing a request to Service Corporation International, 1929 Allen Parkway, Houston, Texas 77019, Attention: Corporate Secretary.
Participants in the Solicitation
     The directors and executive officers of Alderwoods and SCI and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Alderwoods’ directors and executive officers is available in its preliminary proxy statement filed with the SEC on April 14, 2006. Information regarding SCI’s directors and executive officers is available in its annual proxy statement filed with the SEC on April 17, 2006. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDERWOODS GROUP, INC.

/s/ Ellen Neeman

By:	Ellen Neeman Senior Vice President, Legal & Compliance
Date: April 19, 2006